EXHIBIT 32.2

CERTIFICATION PURSUANT TO
RULE 13a-14(1) OR RULE 15d-14(b) AND 18 U.S.C. SEC. 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Axis Technologies Group, Inc., (the “Company”) on Form 10-Q for the quarter ended September 30, 2008 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, James Erickson, Chief Accounting Officer and Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.

Date: November 18, 2008

By:	/s/ James Erickson
James Erickson
Chief Accounting Officer and
Principal Financial Officer